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EXHIBIT 10.9

                          BRITISH COLUMBIA
               Ministry of Employment and Investment
                    Energy and Minerals Division
                       Mineral Titles Branch

                         Mineral Tenure Act
                             Section 52

                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:       Mineral

MINING DIVISION:              Greenwood

SELLER

     I, Reid Anderson, 207 - 1425 Marine Drive, West Vancouver, British Columbia V7T 1B9, (604) 818-6804 - Client Number 142996

PURCHASER

Ardent Mines Limited, 1160-1040 West Georgia Street, Vancouver, British Columbia V6E 4H1, (604) 605-0885 - Client Number

     For an in consideration of the sum of __________________ ($_____) paid to me, do hereby sell the interest as specified below in the following mineral titles:

Claim Name of            Tenure              Percentage of
Lease Type               Number              Title being Sold
-------------            ------              ----------------

Sun 100                  380258              100%
Sun 200                  380259              100%
Sun 300                  380260              100%
Sun 400                  380261              100%
Sun 500                  380262              100%
Sun 600                  380263              100%
Sun 700                  380264              100%
Sun 800                  380265              100%

     I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

     November 7, 2000

                              /s/ Reid Anderson
                              (Signature of Seller)

/s/ illegible
(Signature of Witness)